Exhibit 99.1


LANDMARK
NATIONAL BANK

# LANDMARK BANCORP, INC.

# Investor Presentation

**February 2026**

# FORWARD LOOKING STATEMENTS

THIS PRESENTATION MAY CONTAIN FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 WITH RESPECT TO THE FINANCIAL CONDITION, RESULTS OF OPERATIONS, PLANS, OBJECTIVES, FUTURE PERFORMANCE AND BUSINESS OF LANDMARK BANCORP, INC. ("LANDMARK" OR "THE COMPANY"). FORWARD-LOOKING STATEMENTS, WHICH MAY BE BASED UPON BELIEFS, EXPECTATIONS AND ASSUMPTIONS OF OUR MANAGEMENT AND ON INFORMATION CURRENTLY AVAILABLE TO MANAGEMENT, ARE GENERALLY IDENTIFIABLE BY THE USE OF WORDS SUCH AS "BELIEVE," "EXPECT," "ANTICIPATE," "PLAN," "INTEND," "ESTIMATE," "MAY," "WILL," "WOULD," "COULD," "SHOULD" OR OTHER SIMILAR EXPRESSIONS. ADDITIONALLY, ALL STATEMENTS IN THIS PRESENTATION , INCLUDING FORWARD-LOOKING STATEMENTS, SPEAK ONLY AS OF THE DATE THEY ARE MADE, AND LANDMARK UNDERTAKES NO OBLIGATION TO UPDATE ANY STATEMENT IN LIGHT OF NEW INFORMATION OR FUTURE EVENTS. A NUMBER OF FACTORS, MANY OF WHICH ARE BEYOND OUR ABILITY TO CONTROL OR PREDICT, COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN OUR FORWARD-LOOKING STATEMENTS. THESE FACTORS INCLUDE, AMONG OTHERS, THE FOLLOWING:

- (i) THE STRENGTH OF THE LOCAL, STATE, NATIONAL AND INTERNATIONAL ECONOMIES AND FINANCIAL MARKETS, INCLUDING THE EFFECTS OF INFLATIONARY PRESSURES AND FUTURE MONETARY POLICIES OF THE FEDERAL RESERVE IN RESPONSE THERETO;
- (ii) EFFECTS ON THE U.S. ECONOMY RESULTING FROM ACTIONS TAKEN BY THE FEDERAL GOVERNMENT, INCLUDING THE THREAT OR IMPLEMENTATION OF TARIFFS, IMMIGRATION ENFORCEMENT AND CHANGES IN FOREIGN POLICY;
- (iii) CHANGES IN INTEREST RATES AND PREPAYMENT RATES OF OUR ASSETS;
- (iv) INCREASED COMPETITION IN THE FINANCIAL SERVICES SECTOR AND THE INABILITY TO ATTRACT NEW CUSTOMERS, INCLUDING FROM NON-BANK COMPETITORS SUCH AS CREDIT UNIONS AND "FINTECH" COMPANIES;
- (v) TIMELY DEVELOPMENT AND ACCEPTANCE OF NEW PRODUCTS AND SERVICES;
- (vi) RAPID AND EXPENSIVE TECHNOLOGICAL CHANGES IMPLEMENTED BY US AND OTHER PARTIES IN THE FINANCIAL SERVICES INDUSTRY, INCLUDING THIRD-PARTY VENDORS, WHICH MAY BE MORE DIFFICULT TO IMPLEMENT OR MORE EXPENSIVE THAN ANTICIPATED OR WHICH MAY HAVE UNFORESEEN CONSEQUENCE TO US AND OUR CUSTOMERS, INCLUDING THE DEVELOPMENT AND IMPLEMENTATION OF TOOLS INCORPORATING ARTIFICIAL INTELLIGENCE;
- (vii) OUR RISK MANAGEMENT FRAMEWORK;
- (viii) INTERRUPTIONS IN INFORMATION TECHNOLOGY AND TELECOMMUNICATIONS SYSTEMS AND THIRD-PARTY SERVICES;
- (ix) THE ECONOMIC EFFECTS OF SEVERE WEATHER, NATURAL DISASTERS, WIDESPREAD DISEASE OR PANDEMICS, OR OTHER EXTERNAL EVENTS;
- (x) THE LOSS OF KEY EXECUTIVES OR EMPLOYEES;
- (xi) CHANGES IN CONSUMER SPENDING;
- (xii) INTEGRATION OF ACQUIRED BUSINESSES;
- (xiii) THE COMMENCEMENT, COST AND OUTCOME OF LITIGATION AND OTHER LEGAL PROCEEDINGS AND REGULATORY ACTIONS AGAINST US OR TO WHICH THE COMPANY MAY BECOME SUBJECT;
- (xiv) CHANGES IN ACCOUNTING POLICIES AND PRACTICES, SUCH AS THE IMPLEMENTATION OF THE CURRENT EXPECTED CREDIT LOSSES ACCOUNTING STANDARD;
- (xv) THE ECONOMIC IMPACT OF PAST AND ANY FUTURE TERRORIST ATTACKS, MILITARY CONFLICTS, ACTS OF WAR, INCLUDING ONGOING CONFLICTS IN THE MIDDLE EAST, THE RUSSIAN INVASION OF UKRAINE AND RECENT MILITARY ACTIONS IN VENEZUELA, OR THREATS THEREOF, AND THE RESPONSE OF THE UNITED STATES TO ANY SUCH THREATS AND ATTACKS;
- (xvi) THE ABILITY TO MANAGE CREDIT RISK, FORECAST LOAN LOSSES AND MAINTAIN AN ADEQUATE ALLOWANCE FOR LOAN LOSSES;
- (xvii) FLUCTUATIONS IN THE VALUE OF SECURITIES HELD IN OUR SECURITIES PORTFOLIO;
- (xviii) CONCENTRATIONS WITHIN OUR LOAN PORTFOLIO AND LARGE LOANS TO CERTAIN BORROWERS (INCLUDING COMMERCIAL REAL ESTATE LOANS);
- (xix) THE CONCENTRATION OF LARGE DEPOSITS FROM CERTAIN CLIENTS WHO HAVE BALANCES ABOVE CURRENT FDIC INSURANCE LIMITS AND MAY WITHDRAW DEPOSITS TO DIVERSIFY THEIR EXPOSURE;
- (xx) THE LEVEL OF NON-PERFORMING ASSETS ON OUR BALANCE SHEETS;
- (xxi) THE ABILITY TO RAISE ADDITIONAL CAPITAL;
- (xxii) THE OCCURRENCE OF FRAUDULENT ACTIVITY, BREACHES OR FAILURES OF OUR OR OUR THIRD-PARTY VENDORS' INFORMATION SECURITY CONTROLS OR CYBERSECURITY-RELATED INCIDENTS, INCLUDING AS A RESULT OF SOPHISTICATED ATTACKS USING ARTIFICIAL INTELLIGENCE AND SIMILAR TOOLS OR AS A RESULT OF INSIDER FRAUD;
- (xxiii) DECLINES IN REAL ESTATE VALUES;
- (xxiv) THE EFFECTS OF FRAUD ON THE PART OF OUR EMPLOYEES, CUSTOMERS, VENDORS OR COUNTERPARTIES;
- (xxv) THE COMPANY'S SUCCESS AT MANAGING AND RESPONDING TO THE RISKS INVOLVED IN THE FOREGOING ITEMS; AND
- (xxvi) ANY OTHER RISKS DESCRIBED IN THE "RISK FACTORS" SECTIONS OF REPORTS FILED BY LANDMARK WITH THE SECURITIES AND EXCHANGE COMMISSION.

THESE RISKS AND UNCERTAINTIES SHOULD BE CONSIDERED IN EVALUATING FORWARD-LOOKING STATEMENTS, AND UNDUE RELIANCE SHOULD NOT BE PLACED ON SUCH STATEMENTS. ADDITIONAL INFORMATION CONCERNING LANDMARK AND ITS BUSINESS, INCLUDING ADDITIONAL RISK FACTORS THAT COULD MATERIALLY AFFECT LANDMARK'S FINANCIAL RESULTS, IS INCLUDED IN OUR FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

**USE OF NON-GAAP FINANCIAL STATEMENTS**

IN ADDITION TO THE RESULTS PRESENTED IN ACCORDANCE WITH U.S. GENERAL ACCEPTED ACCOUNTING PRINCIPLES ("GAAP"), THE COMPANY ROUTINELY SUPPLEMENTS ITS EVALUATION WITH AN ANALYSIS OF CERTAIN NON-GAAP FINANCIAL MEASURES. THE COMPANY BELIEVES THESE NON-GAAP FINANCIAL MEASURES, IN ADDITION TO THE RELATED GAAP MEASURES, PROVIDE MEANINGFUL INFORMATION TO INVESTORS TO HELP THEM UNDERSTAND THE COMPANY'S OPERATING PERFORMANCE AND TRENDS, AND TO FACILITATE COMPARISONS WITH THE PERFORMANCE OF PEERS. THESE DISCLOSURES SHOULD NOT BE VIEWED AS A SUBSTITUTE FOR OPERATING RESULTS DETERMINED IN ACCORDANCE WITH GAAP, NOR ARE THEY NECESSARILY COMPARABLE TO NON-GAAP PERFORMANCE MEASURES THAT MAY BE PRESENTED BY OTHER COMPANIES. RECONCILIATIONS OF NON-GAAP DISCLOSURES TO THE COMPARABLE GAAP MEASURES ARE PROVIDED IN THIS PRESENTATION

# LANDMARK BANCORP, INC.

NASDAQ: LARK

**Founded 1885**

**Headquarters:**

- Manhattan, Kansas

**Executive/Admin Office:**

- Overland Park, Kansas (KC)

**Serving Kansas and Kansas City for over 150 years**

- 29 full-service branches
- 1 LPO in KCMO
- Serving 23 communities
- 286 Associates



| | | |
|---|---|---|
| $1.6B [1] Assets | 1.17% [1] ROAA | 44% [1] 2025 Net Income increase |
| $1.4B [1] Deposits | 1.50% [2] Cost of Deposits | $1.1B [1] Loans |
| $163M [3] Market Capitalization | 4.03% [2] Net Interest Margin | 98th Consecutive Quarterly Dividend |


OUR BANK IS RATED 5-STARS BY BAUER
www.bauerfinancial.com
AWARDED JANUARY 2026


PIPER | SANDLER
2025 Bank & Thrift Sm-All Stars
DECEMBER 2025

(1) Data as of, or for the year ended, December 31, 2025; (2) Data for the quarter ended December 31, 2025; (3) As of January 30, 2026

# 4Q 2025 AND FULL YEAR 2025 FINANCIAL RESULTS

| $ in millions unless otherwise noted | 4Q 2025 | 3Q 2025 | Year 2025 |
|---|---|---|---|
| **Profitability** | | | |
| Return on Average Assets | 1.17% | 1.21% | 1.17% |
| Return on Average Equity | 11.9% | 13.0% | 12.7% |
| Net Interest Margin | 4.03% | 3.83% | 3.86% |
| Total Cost of Deposits | 1.50% | 1.59% | 1.56% |
| Adjusted Efficiency Ratio * | 62.8% | 61.2% | 62.7% |
| **Income Items** | | | |
| Net Interest Income | $ 14.79 | $ 14.09 | $ 55.69 |
| Total Revenue | 18.69 | 18.16 | 70.64 |
| Net Earnings | 4.74 | 4.93 | 18.78 |
| Diluted Earnings Per Share | $ 0.77 | $ 0.81 | $ 3.07 |
| **Balance and Average Balances** | | | |
| Total Assets | $ 1,607 | $ 1,617 | $ 1,607 |
| Gross Loan HFI | 1,111 | 1,117 | 1,111 |
| *Average Loans* | *1,106* | *1,109* | *1,087* |
| Total Deposits | 1,389 | 1,326 | 1,389 |
| *Average Deposits* | *1,356* | *1,347* | *1,340* |
| Book Value per Share | $ 26.44 | $ 25.64 | $ 26.44 |
| Tangible Book Value per Share * | 20.79 | 19.96 | 20.79 |
| **Credit Quality and Capital** | | | |
| ACL to Gross Loans | 1.12% | 1.10% | 1.12% |
| Non-performing Loans to Loans | 0.90% | 0.89% | 0.90% |
| Net Charge-Offs to Avg Loans | 0.12% | 0.83% | 0.25% |
| Common Equity to Assets | 10.00% | 9.63% | 10.00% |
| Tangible Common Equity to Assets* | 8.03% | 7.66% | 8.03% |

## Diluted Earnings Per Share

- Increased 43% over 2024 EPS

## Net Interest Margin

- Net interest income expanded every quarter in 2025

## Fee Income

- Gains on sale of loans from mortgage business increased year over year on increased origination levels

## Deposits

- Deposits grew 4.5% in 2025
- Attractive cost of deposits = 1.50% 4Q 2025

## Tangible Book Value

- Increased over 24% from prior year end due to strong retained earnings and declining impact from AOCI

* See Non-GAAP Disclosure

# GROWTH HISTORY

**9.3% CAGR**
**Organic Loan Growth**

==> Historical growth driven primarily via acquisition

==> Recent build out of commercial team to drive organic growth



Acquisition of Wellsville Bank
Franklin County
Closing Date: Apr 2012
Loans at Close: $15M
Acquisition of Citizens Bank, NA
Johnson County (KC MSA) / Southeast KS
Closing Date: Nov 2013
Loans at Close: $97M
De Novo 2019
Prairie Village, KS
Johnson County
KC MSA
Acquisition of Freedom Bank
Johnson County / KC MSA
Closing Date: Oct 2022
Loans at Close: $114M
LPO Opened
Kansas City, MO
February 2024
$312
$315
$320
$420
$422
$426
$426
$439
$495
$539
$712
$662
$850
$948
$1,052
$1,111
2010Y
2011Y
2012Y
2013Y
2014Y
2015Y
2016Y
2017Y
2018Y
2019Y
2020Y
2021Y
2022Y
2023Y
2024Y
2025Y
PPP Impact
Gross Loans ($M)

# COMMUNITIES WE SERVE

## Central Region



| Auburn, Junction City, Manhattan, Osage City, Topeka and Wamego | |
|---|---|
| Branches | 8 |
| Deposits | $348M |
| % of Total | 27% |

## Eastern Region



| Lawrence, Lenexa, Louisburg, Osawatomie, Overland Park, Paola, Prairie Village and Wellsville and KCMO | |
|---|---|
| Branches | 10 |
| Deposits | $419M |
| % of Total | 33% |

## Southwest Region



| Dodge City, Garden City, Great Bend, Hoisington and LaCrosse | |
|---|---|
| Branches | 7 |
| Deposits | $241M |
| % of Total | 19% |

## Southeast Region



| Fort Scott, Iola, Mound City and Pittsburg | |
|---|---|
| Branches | 4 |
| Deposits | $272M |
| % of Total | 21% |


Central Region
Eastern Region
Southwest Region
Southeast Region

Source: S&P Global. Based on FDIC deposit data as of June 30, 2025.

# WHO WE ARE



## Commercial Banking

- Target small to middle market privately held businesses and their owners
- Commercial Loans:
  - C&I operating loans
  - CRE – owner and non-owner occupied, multi-family
  - Agriculture and farm loans
  - Construction loans
- Commercial checking & money market, treasury management, merchant services
- Recent Products / Service Adds:
  - Treasury Management Enhancements (2025)
  - Private Banking (Jan 2026)



## Retail Banking

- Target customers who live in the communities where we operate
- 29 branches in 23 communities
- Retail Deposits:
  - Checking
  - Money market and savings
  - CD's
- Personal Loans:
  - HELOC
- Online / Mobile
- Zelle



## Mortgage Banking

- Target customers who live in the communities where we operate
- Conventional, FHA, VA, USDA, Jumbo
- Fixed and adjustable rate mortgages
- 2025 originations totaled $162 million
- 15 MLO's across Central Kansas, Kansas City, Southeast Kansas and Western Kansas
- Servicing only portfolio of $624 million of Freddie and FHLB loans serviced for others as of December 31, 2025

# LEADERSHIP TEAM



**ABBY WENDEL**
PRESIDENT & CHIEF EXECUTIVE OFFICER
29Y BANKING / 2Y @ CO.

Joined Landmark in 2024. Prior to that Ms. Wendel was with UMB from 2008 to 2024. She served as President of Consumer Banking from 2018 to 2024, Chief Strategy Officer from 2015 to 2018 and held various roles in strategy and investor relations prior to that. Before joining UMB, she spent 12 years at the Federal Reserve Bank of Kansas city in a variety of operations, administrative and leadership roles.



**MARK HERPICH**
CHIEF FINANCIAL OFFICER
27Y BANKING / 27Y @ CO.

Joined Landmark in 2001. Has served as Vice President, Secretary, Treasurer and Chief Financial Officer of Landmark Bancorp since October 2001. Previously, he held these same positions at MNB Bancshares and Security National Bank from September 1998 to October 2001. Mr. Herpich served as a Senior Manager and certified public accountant at KPMG LLP from August 1989 to September 1998

**JEFF PHILLIPS**
CHIEF LENDING OFFICER
30Y BANKING / 7Y @ CO.



**KELLY AUSTIN**
DIRECTOR OF MORTGAGE
33Y BANKING / 33Y @ CO.



**RAYMOND MCLANAHAN**
CHIEF CREDIT OFFICER
31Y BANKING / 17Y @ CO.



**SHELLEY REED**
HEAD OF CORPORATE DEV. & IR
8Y BANKING / 0.5Y @ CO.
26Y FINANCIAL SERVICES





**ALAYNA CHIPMAN**
DIRECTOR OF RETAIL BANKING
17Y BANKING / 3Y @ CO.



**GINA MONGER**
DIRECTOR OF OPS, IT, & FACILITIES
0.7Y BANKING / 0.7Y @ CO.
20Y IN FINANCIAL SERVICES



**BECKY TOURTILLOTT**
DIRECTOR OF MARKETING
24Y BANKING / 12Y @ CO.

# IMPROVING PROFITABILITY



Return on Average Assets
0.80%
0.83%
1.17%
1.21%
1.11%
1.21%
1.17%
2023Y
2024Y
2025Y
2025Q1
2025Q2
2025Q3
2025Q4



Return on Average Equity
10.7%
10.0%
12.7%
13.7%
12.3%
13.0%
11.9%
2023Y
2024Y
2025Y
2025Q1
2025Q2
2025Q3
2025Q4



Efficiency Ratio *
71.2%
69.1%
62.7%
64.1%
62.8%
61.2%
62.8%
2023Y
2024Y
2025Y
2025Q1
2025Q2
2025Q3
2025Q4

* See Non-GAAP Disclosure

# EXPANDING NET INTEREST MARGIN



Net Interest Income (Quarterly)
$ in millions
$12.4
$13.1
$13.7
$14.1
$14.8
2024 Q4
2025 Q1
2025 Q2
2025 Q3
2025 Q4



Net Interest Margin
Yield on Earnings Assets
Cost of IB Liabilities
Net Interest Margin
5.34%
5.53%
5.60%
5.61%
5.66%
3.51%
3.76%
3.83%
3.83%
4.03%
2.52%
2.38%
2.41%
2.44%
2.26%
2024 Q4
2025 Q1
2025 Q2
2025 Q3
2025 Q4



Net Interest Income (Annually)
$ in millions
$43.3
$45.7
$55.7
2023Y
2024Y
2025Y

- Margin expansion driven by:
  - Improving cost of funds, including deposit costs
  - 12% average loan growth through the year
- Disciplined pricing

# STABLE NON-INTEREST INCOME

**Non-Interest Income** ($M)


$3.37
$3.36
$3.63
$4.07
$3.90
2024Q4
2025Q1
2025Q2
2025Q3
2025Q4

**Mortgage Banking** ($M)


Gains on Sales of Loans
Originations ($M)
$34.3
$27.4
$54.9
$46.0
$34.1
$0.52
$0.56
$0.74
$0.95
$0.93
2024Q4
2025Q1
2025Q2
2025Q3
2025Q4

**Non-Interest Income Detail** ($M)

| | 2024Q4 | 2025Q1 | 2025Q2 | 2025Q3 | 2025Q4 |
|---|---|---|---|---|---|
| Fees and service charges | $ 2.71 | $ 2.39 | $ 2.48 | $ 2.66 | $ 2.67 |
| GOS of Loans | 0.52 | 0.56 | 0.74 | 0.95 | 0.93 |
| BOLI | 0.98 | 0.27 | 0.28 | 0.28 | 0.29 |
| GOS of Securities | (1.03) | (0.00) | - | - | (0.10) |
| Other | 0.19 | 0.14 | 0.13 | 0.18 | 0.12 |
| Total non-interest income | $ 3.37 | $ 3.36 | $ 3.63 | $ 4.07 | $ 3.90 |

- Incrementally reinvesting lower yielding securities into higher yielding securities
- Mortgage origination increased 11% year over year to $162 million
  - 85% Purchase / 15% Refi
- Mortgage Servicing Only:
  - 4,900+ mortgages
  - $620M+ portfolio

# CONSERVATIVE SECURITIES PORTFOLIO

**Available For Sale Securities** [(1)]


Treasury
15%
Municipal
51%
MBS/CMO
34%

**Securities as a % of Assets**


Securities ($M)
Securities to Assets
23.7%
22.6%
21.7%
21.6%
21.7%
$0.373
$0.356
$0.352
$0.350
$0.348
2024Q4
2025Q1
2025Q2
2025Q3
2025Q4

- Conservative, liquid portfolio
- AFS securities decreased slightly from 3Q and (7%) from year end
- Cash from securities used to fund loan growth and paydown higher cost funding
- $3.8 million in HTM securities at December 31, 2025
  - Fair value = $3.5 million
- Duration of 3.98 years; FTE yield of 3.32% at December 31, 2025
- AOCI decreased by $1.3 million versus 3Q and $10.1 million versus year end 2024

(1) Data as of December 31, 2025

# DIVERSIFIED LOAN PORTFOLIO

**Loan Composition**



CRE - Owner Occupied 19%
CRE - NOO & Multi 16%
Construction 2%
Agriculture 9%
Municipal 1%
Consumer 3%
1-4 family Res 34%
Commercial 16%

| *$ in millions* | 2024Y | 2025Y | 2025 Growth | % of Total |
|---|---|---|---|---|
| Commercial | $ 192.325 | $ 178.201 | (7%) | 16% |
| CRE - OO | 197.180 | 218.337 | 11% | 19% |
| CRE - NOO | 147.979 | 175.986 | 19% | 16% |
| Construction | 25.328 | 20.531 | (19%) | 2% |
| Agriculture | 100.562 | 102.829 | 2% | 9% |
| 1-4 family Res | 352.209 | 375.299 | 7% | 34% |
| Consumer | 29.679 | 33.666 | 13% | 3% |
| Municipal | 7.091 | 6.874 | (3%) | 1% |
| Gross Loans | $ 1,052.353 | $ 1,111.723 | 6% | |

- 36% of total loans are Commercial and Owner Occupied CRE
- Compound annual growth rates since year end 2022:
  - C&I => 3.2%
  - CRE: Owner Occupied => 10.5%
  - CRE: NOO + Multi => 7.4%
  - Ag / Farm => 6.9%
- Minimal participations
- Strong organic loan production

**Yield on Loans**



6.28%
6.34%
6.37%
6.37%
6.40%
2024Q4
2025Q1
2025Q2
2025Q3
2025Q4

# ATTRACTIVE CORE DEPOSIT BASE

**Deposit Composition**[(1)]


Money market and checking 47%
Non-interest bearing 26%
Certificates of deposits 16%
Savings 11%

**Deposit Costs**


Total Cost of Deposits
Cost of Interest Bearing Deposits
2.25%
2.17%
2.14%
2.18%
2.06%
1.62%
1.57%
1.58%
1.59%
1.50%
2024Q4
2025Q1
2025Q2
2025Q3
2025Q4

- Deposits grew $60.1 million in 2025
- Portfolio comprised of mostly transaction accounts
- 1.50% cost of total deposits in 4Q 2025
- 26% of NIB deposits
- Largest deposit MSA is Kansas City with $360 million
    - 28% of total deposits as of June 30, 2025
- Public funds totaled $270 million at year end
- Brokered deposits total $98 million
- $130.1 million of CDs to reprice/mature in 1Q 2026 at an average rate of 3.52%

(1) Data as of December 31, 2025

# ASSET QUALITY



Non-accrual Loans to Loans
0.79%
0.39%
0.25%
1.25%
0.90%
2021Y
2022Y
2023Y
2024Y
2025Y



ACL to Loans
1.32%
1.03%
1.12%
1.22%
1.12%
2021Y
2022Y
2023Y
2024Y
2025Y



Net Charge-Off's to Average Loans
(0.30%)
0.25%
0.08%
0.24%
0.13%
0.15%
0.07%
(0.00%)
(0.00%)
0.02%
0.25%
2015Y
2016Y
2017Y
2018Y
2019Y
2020Y
2021Y
2022Y
2023Y
2024Y
2025Y

- Strong history of low realized credit losses
- $10 million of non-performing loans at 12/31/25
  - $1.9 million are wholly or partially guaranteed
- A single large commercial credit made up a majority of the 2025 charge-offs

# CAPITAL STRENGTH

## Common Equity Tier 1


CET1 ($M)
CET1 Ratio
15.0%
$115
$101
10.4%
$110
10.4%
$119
10.5%
$130
11.1%
2021Y
2022Y
2023Y
2024Y
2025Q3

## Total Risk Based Capital Ratio


Total Capital ($M)
Total Capital Ratio
18.9%
$145
$131
13.4%
$141
13.3%
$152
13.5%
$163
14.0%
2021Y
2022Y
2023Y
2024Y
2025Q3

## Tangible Common Equity to Tangible Assets


9.00%
5.13%
5.98%
6.58%
8.03%
2021Y
2022Y
2023Y
2024Y
2025Y

## AOCI ($M) Trends


$3.88
($25.07)
($16.56)
($15.83)
($5.69)
2021Y
2022Y
2023Y
2024Y
2025Y

# CREATING SHAREHOLDER VALUE



Diluted Earnings Per Share
$2.02
$2.15
$3.07
$0.77
$0.72
$0.81
$0.77
2023Y
2024Y
2025Y
2025Q1
2025Q2
2025Q3
2025Q4



Tangible Book Value Per Share*
$15.12
$16.70
$20.79
$17.77
$18.73
$19.96
$20.79
2023Y
2024Y
2025Y
2025Q1
2025Q2
2025Q3
2025Q4

* See Non-GAAP Disclosure

# SHAREHOLDER DIVIDENDS

**Dividend History**

4Q 2025 was the 98th consecutive quarterly dividend since the holding company was formed in 2001

5% stock dividend annually



$0.35
$0.37
$0.38
$0.40
$0.42
$0.44
$0.49
$0.52
$0.54
$0.57
$0.60
$0.63
$0.69
$0.73
$0.76
$0.80
2010Y
2011Y
2012Y
2013Y
2014Y
2015Y
2016Y
2017Y
2018Y
2019Y
2020Y
2021Y
2022Y
2023Y
2024Y
2025Y

Source: S&P Capital IQ Pro

# OUR VISION & STRATEGIC FOCUS

**Purpose**

To be champions and catalysts for our communities

**BHAG** (10-Year Goal)

Be an employer of choice so that we can be the bank of choice.

**Core Values & Beliefs**

We believe in treating each other with dignity and **respect**.

We believe in holding ourselves to the highest ethical standards by acting with **integrity**.

We believe in the power of **curiosity** and the drive to continuously learn and grow.

We believe in **authenticity**, operating in an honest and forthright manner, aligning our behaviors with our values.

We believe in **unity**, collaborating across teams to achieve a common goal.

**PEOPLE FIRST**

Enrich the associate experience through compelling programs to become an Employer of Choice.

**CUSTOMER EXPERIENCE**

Enhance and modernize processes and delivery systems to elevate efficiency and the end-to-end customer experience to become the Bank of Choice.

**GROWTH**

Drive customer growth with relevant products and services while expanding the bank's footprint via acquisitions.

# INVESTMENT HIGHLIGHTS

- Strong, low-cost core funding base
- Diversified loan portfolio across commercial, agricultural and residential
- Organic loan growth
- Geographic mix of urban and rural markets across Kansas including the Kansas City metro
- Strong earnings and capital generation

# APPENDIX: NON-GAAP TO GAAP RECONCILIATION

| | As of or for the Year Ended, | | | As of or for the Three Months Ended, | | | |
|---|---|---|---|---|---|---|---|
| *(Dollars in thousands)* | December 31, 2025 | December 31, 2024 | December 31, 2023 | December 31, 2025 | September 30, 2025 | June 30, 2025 | March 31 2025 |
| **Efficiency Ratio** | | | | | | | |
| **Non-GAAP financial ratio reconciliation:** | | | | | | | |
| Total non-interest expense | $ 45,233 | $ 44,079 | $ 41,983 | $ 12,260 | $ 11,251 | $ 10,961 | $ 10,761 |
| Less: foreclosure and real estate owned expense | (3) | (47) | (61) | 20 | (22) | 49 | (50) |
| Less: amortization of other intangibles | (588) | (663) | (765) | (133) | (152) | (151) | (152) |
| Less: valuation allowance on assets held for sale | (356) | (1,108) | - | (356) | - | - | - |
| Adjusted non-interest expense (A) | 44,286 | 42,261 | 41,157 | 11,791 | 11,077 | 10,859 | 10,559 |
| Net interest income (B) | 55,685 | 45,724 | 43,292 | 14,789 | 14,094 | 13,683 | 13,119 |
| Non-interest income | 14,951 | 14,744 | 13,230 | 3,899 | 4,068 | 3,626 | 3,358 |
| Less: losses on sales of investment securities, net | 103 | 1,031 | 1,246 | 101 | - | - | 2 |
| Less: gains on sales of premises and equipment and foreclosed assets | (81) | (326) | (1) | (17) | (55) | (9) | - |
| Adjusted non-interest income (C) | $ 14,973 | $ 15,449 | $ 14,475 | $ 3,983 | $ 4,013 | $ 3,617 | $ 3,360 |
| Efficiency ratio (A/(B+C)) | 62.7% | 69.1% | 71.2% | 62.8% | 61.2% | 62.8% | 64.1% |

# APPENDIX: NON-GAAP TO GAAP RECONCILIATION

| *(Dollars in thousands, except per share amounts)* | As of December 31, 2025 | As of September 30, 2025 | As of June 30, 2025 | As of March 31 2025 | As of December 31, 2024 | As of December 31, 2023 |
|---|---|---|---|---|---|---|
| **Tangible Book Value per Share** | | | | | | |
| **Non-GAAP financial ratio reconciliation:** | | | | | | |
| Total stockholders' equity | $ 160,631 | $ 155,727 | $ 148,376 | $ 142,651 | $ 136,215 | $ 126,914 |
| Less: goodwill and other intangible assets | (34,367) | (34,500) | (34,652) | (34,803) | (34,955) | (35,618) |
| Tangible equity (D) | $ 126,264 | $ 121,227 | $ 113,724 | $ 107,848 | $ 101,260 | $ 91,296 |
| Total assets | $ 1,606,642 | $ 1,617,075 | $ 1,624,865 | $ 1,578,589 | $ 1,574,142 | $ 1,561,672 |
| Less: goodwill and other intangible assets | (34,367) | (34,500) | (34,652) | (34,803) | (34,955) | (35,618) |
| Tangible assets (E) | $ 1,572,275 | $ 1,582,575 | $ 1,590,213 | $ 1,543,786 | $ 1,539,187 | $ 1,526,054 |
| Tangible equity to tangible assets (D/E) | 8.03% | 7.66% | 7.15% | 6.99% | 6.58% | 5.98% |
| Shares outstanding at end of period (F) | 6,074,381 | 6,073,744 | 6,072,478 | 6,067,541 | 6,063,958 | 6,039,048 |
| Tangible book value per share (D/F) | $ 20.79 | $ 19.96 | $ 18.73 | $ 17.77 | $ 16.70 | $ 15.12 |